Exhibit 99

Certain information in this Supplemental Information Package contains Non-GAAP financial measures. These Non-GAAP financial measures are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 15 for a definition of these Non-GAAP financial measures and page 7 for the reconciliation of certain captions in the Supplemental Information Package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

UMH Properties, Inc. | Second Quarter FY 2021 Supplemental Information	2

Financial Highlights

(dollars in thousands except per share amounts) (unaudited)

	Three Months Ended		Six Months Ended
	6/30/2021	6/30/2020	6/30/2021	6/30/2020
Operating Information
Number of Communities			127	122
Number of Sites			23,983	23,100
Rental and Related Income	$39,341	$35,051	$78,054	$69,409
Community Operating Expenses	$17,045	$15,438	$34,182	$30,946
Community NOI	$22,296	$19,613	$43,872	$38,463
Expense Ratio	43.3%	44.0%	43.8%	44.6%
Sales of Manufactured Homes	$9,618	$5,033	$14,037	$8,248
Number of Homes Sold	120	82	193	144
Number of Rentals Added	134	218	352	367
Net Income (Loss)	$16,003	$18,325	$29,881	$(16,423)
Net Income (Loss) Attributable to Common Shareholders	$8,403	$10,235	$15,242	$(32,603)
Adjusted EBITDA	$22,961	$19,474	$42,519	$38,064
FFO Attributable to Common Shareholders	$9,855	$7,135	$18,236	$13,224
Normalized FFO Attributable to Common Shareholders	$10,281	$7,135	$18,982	$13,224

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding
Basic	45,476	41,210	44,056	41,195
Diluted	46,628	41,526	45,008	41,195
Net Income (Loss) Attributable to Common Shareholders per Share –
Basic and Diluted	$0.18	$0.25	$0.34	$(0.79)
FFO per Share- Diluted	$0.21	$0.17	$0.41	$0.32
Normalized FFO per Share- Diluted	$0.22	$0.17	$0.42	$0.32
Dividends per Common Share	$0.19	$0.18	$0.38	$0.36

Balance Sheet
Total Assets			$1,211,863	$1,023,237
Total Liabilities			$559,402	$458,507

Market Capitalization
Total Debt, Net of Unamortized Debt Issuance Costs			$529,724	$435,765
Equity Market Capitalization			$1,033,997	$534,018
Series B Preferred Stock			$-0-	$95,017
Series C Preferred Stock			$247,100	$243,750
Series D Preferred Stock			$215,219	$130,267
Total Market Capitalization			$2,026,040	$1,438,816

UMH Properties, Inc. | Second Quarter FY 2021 Supplemental Information	3

Consolidated Balance Sheets

(in thousands except per share amounts)

	June 30,	December 31,
	2021	2020
	(unaudited)
ASSETS
Investment Property and Equipment
Land	$74,928	$73,704
Site and Land Improvements	681,814	656,721
Buildings and Improvements	28,480	28,153
Rental Homes and Accessories	369,054	349,905
Total Investment Property	1,154,276	1,108,483
Equipment and Vehicles	23,244	22,572
Total Investment Property and Equipment	1,177,520	1,131,055
Accumulated Depreciation	(294,118)	(272,823)
Net Investment Property and Equipment	883,402	858,232

Other Assets
Cash and Cash Equivalents	90,096	15,336
Marketable Securities at Fair Value	115,429	103,172
Inventory of Manufactured Homes	23,453	25,450
Notes and Other Receivables, net	51,406	46,414
Prepaid Expenses and Other Assets	18,301	19,984
Land Development Costs	29,776	20,825
Total Other Assets	328,461	231,181

TOTAL ASSETS	$1,211,863	$1,089,413

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of unamortized debt issuance costs	$466,214	$471,477
Other Liabilities
Accounts Payable	5,614	4,390
Loans Payable, net of unamortized debt issuance costs	63,510	87,009
Accrued Liabilities and Deposits	16,217	17,296
Tenant Security Deposits	7,847	7,433
Total Other Liabilities	93,188	116,128
Total Liabilities	559,402	587,605

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series C- 6.75% Cumulative Redeemable Preferred Stock, par value $0.10 per share; 13,750 shares authorized; 9,884 issued and outstanding as of June 30, 2021 and December 31, 2020	247,100	247,100
Series D - 6.375% Cumulative Redeemable Preferred Stock, par value $0.10 per share; 9,300 shares authorized; 8,609 and 6,434 shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively	215,219	160,854
Common Stock – $0.10 par value per share: 140,364 shares authorized; 47,387 and 41,920 shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively	4,739	4,192
Excess Stock – $0.10 par value per share: 3,000 shares authorized; no shares issued or outstanding as of June 30, 2021 and December 31, 2020	-0-	-0-
Additional Paid-In Capital	210,767	115,026
Undistributed Income (Accumulated Deficit)	(25,364)	(25,364)
Total Shareholders’ Equity	652,461	501,808

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,211,863	$1,089,413

UMH Properties, Inc. | Second Quarter FY 2021 Supplemental Information	4

Consolidated Statements of Income (Loss)

(in thousands except per share amounts) (unaudited)

	Three Months Ended		Six Months Ended
	6/30/2021	6/30/2020	6/30/2021	6/30/2020
INCOME:
Rental and Related Income	$39,341	$35,051	$78,054	$69,409
Sales of Manufactured Homes	9,618	5,033	14,037	8,248
TOTAL INCOME	48,959	40,084	92,091	77,657

EXPENSES:
Community Operating Expenses	17,045	15,438	34,182	30,946
Cost of Sales of Manufactured Homes	7,017	3,617	10,488	6,018
Selling Expenses	1,362	1,279	2,493	2,376
General and Administrative Expenses	3,339	2,742	6,780	5,328
Depreciation Expense	11,184	10,272	22,192	20,499
TOTAL EXPENSES	39,947	33,348	76,135	65,167

OTHER INCOME (EXPENSE):
Interest Income	792	691	1,609	1,408
Dividend Income	1,287	1,555	2,589	3,298
Gain (Loss) on Sales of Marketable Securities, net	436	-0-	(294)	-0-
Increase (Decrease) in Fair Value of Marketable Securities	9,291	13,411	19,510	(25,182)
Other Income	152	166	299	329
Interest Expense	(4,972)	(4,195)	(9,770)	(8,620)
TOTAL OTHER INCOME (EXPENSE)	6,986	11,628	13,943	(28,767)

Income (Loss) before Gain (Loss) on Sales of Investment Property and Equipment	15,998	18,364	29,899	(16,277)
Gain (Loss) on Sales of Investment Property and Equipment	5	(39)	(18)	(146)
NET INCOME (LOSS)	16,003	18,325	29,881	(16,423)

Less: Preferred Dividends	(7,600)	(8,090)	(14,639)	(16,180)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$8,403	$10,235	$15,242	$(32,603)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDER PER SHARE – Basic and Diluted	$0.18	$0.25	$0.34	$(0.79)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	45,476	41,210	44,056	41,195
Diluted	46,628	41,526	45,008	41,195

UMH Properties, Inc. | Second Quarter FY 2021 Supplemental Information	5

Consolidated Statements of Cash Flows

(in thousands) (unaudited)

	Six Months Ended
	6/30/2021	6/30/2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$29,881	$(16,423)
Non-Cash Items Included in Net Income (Loss):
Depreciation	22,192	20,499
Amortization of Financing Costs	450	410
Stock Compensation Expense	1,524	887
Provision for Uncollectible Notes and Other Receivables	631	740
Loss on Sales of Marketable Securities, net	294	-0-
(Increase) Decrease in Fair Value of Marketable Securities	(19,510)	25,182
Loss on Sales of Investment Property and Equipment	18	146
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	1,997	4,209
Notes and Other Receivables, net of notes acquired with acquisitions	(5,422)	(3,359)
Prepaid Expenses and Other Assets	589	(2,270)
Accounts Payable	1,224	(285)
Accrued Liabilities and Deposits	(1,078)	820
Tenant Security Deposits	414	436
Net Cash Provided by Operating Activities	33,203	30,992

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities	(18,926)	-0-
Purchase of Investment Property and Equipment	(29,908)	(37,666)
Proceeds from Sales of Investment Property and Equipment	1,253	1,124
Additions to Land Development Costs	(8,951)	(7,457)
Purchase of Marketable Securities	(9)	(690)
Proceeds from Sales of Marketable Securities	6,968	-0-
Net Cash Used in Investing Activities	(49,573)	(44,689)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net Payments from Short-Term Borrowings	(23,615)	(17,733)
Principal Payments of Mortgages	(5,597)	(4,256)
Proceeds from At-The-Market Preferred Equity Program, net of Offering Costs	53,213	63,132
Proceeds from At-The-Market Common Equity Program, net of Offering Costs	84,702	-0-
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	3,553	1,670
Repurchase of Preferred Stock, net	-0-	(12)
Repurchase of Common Stock, net	-0-	(1,830)
Proceeds from Exercise of Stock Options	7,311	306
Preferred Dividends Paid	(14,639)	(16,180)
Common Dividends Paid, net of Dividend Reinvestments	(14,892)	(13,159)
Net Cash Provided by Financing Activities	90,036	11,938

NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	73,666	(1,759)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF PERIOD	28,593	18,996
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$102,259	$17,237

UMH Properties, Inc. | Second Quarter FY 2021 Supplemental Information	6

Reconciliation of Net Income (Loss) to Adjusted EBITDA and Net Income (Loss) Attributable

to Common Shareholders to FFO and Normalized FFO

(in thousands except footnotes) (unaudited)

	Three Months Ended		Six Months Ended
	6/30/2021	6/30/2020	6/30/2021	6/30/2020
Reconciliation of Net Income (Loss) to Adjusted EBITDA

Net Income (Loss)	$16,003	$18,325	$29,881	$(16,423)
Interest Expense	4,972	4,195	9,770	8,620
Franchise Taxes	93	93	186	186
Depreciation Expense	11,184	10,272	22,192	20,499
(Increase) Decrease in Fair Value of Marketable Securities	(9,291)	(13,411)	(19,510)	25,182

Adjusted EBITDA	$22,961	$19,474	$42,519	$38,064

Reconciliation of Net Income (Loss) Attributable to Common Shareholders to Funds from Operations

Net Income (Loss) Attributable to Common Shareholders	$8,403	$10,235	$15,242	$(32,603)
Depreciation Expense	11,184	10,272	22,192	20,499
(Gain) Loss on Sales of Depreciable Assets	(5)	39	18	146
(Increase) Decrease in Fair Value of Marketable Securities	(9,291)	(13,411)	(19,510)	25,182
(Gain) Loss on Sales of Marketable Securities, net	(436)	-0-	294	-0-

Funds from Operations (“FFO”)	9,855	7,135	18,236	13,224

Adjustments:
Non- Recurring Other Expense (1)	426	-0-	746	-0-

Normalized Funds from Operations (“Normalized FFO”)	$10,281	$7,135	$18,982	$13,224

(1) Consists of special bonus and restricted stock grants for the August 2020 groundbreaking Fannie Mae financing, which is being expensed over the vesting period.

UMH Properties, Inc. | Second Quarter FY 2021 Supplemental Information	7

Market Capitalization, Debt and Coverage Ratios

(in thousands except per share amounts) (unaudited)

	Six Months Ended				Year Ended
	6/30/2021		6/30/2020		12/31/2020
Shares Outstanding	47,387		41,301		41,919
Market Price Per Share	$21.82		$12.93		$14.81
Equity Market Capitalization	$1,033,997		$534,018		$620,819
Total Debt	529,724		435,765		558,486
Preferred	462,319		469,034		407,954
Total Market Capitalization	$2,026,040		$1,438,817		$1,587,259

Total Debt	$529,724		$435,765		$558,486
Less: Cash and Cash Equivalents	(90,096)		(10,970)		(15,336)
Net Debt	439,628		424,795		543,150
Less: Marketable Securities at Fair Value (“Securities”)	(115,429)		(91,694)		(103,172)
Net Debt Less Securities	$324,199		$333,101		$439,978

Interest Expense	$9,770		$8,620		$18,287
Capitalized Interest	693		547		1,253
Preferred Dividends	14,639		16,180		31,943
Total Fixed Charges	$25,102		$25,347		$51,483

Adjusted EBITDA	$42,519		$38,064		$79,450

Debt and Coverage Ratios

Net Debt / Total Market Capitalization	21.7%		29.5%		34.2%

Net Debt Plus Preferred / Total Market Capitalization	44.5%		62.1%		59.9%

Net Debt Less Securities / Total Market Capitalization	16.0%		23.2%		27.7%

Net Debt Less Securities Plus Preferred / Total Market Capitalization	38.8%		55.7%		53.4%

Interest Coverage	4.1	x	4.2	x	4.1	x

Fixed Charge Coverage	1.7	x	1.5	x	1.5	x

Net Debt / Adjusted EBITDA	5.2	x	5.6	x	6.8	x

Net Debt Less Securities / Adjusted EBITDA	3.8	x	4.4	x	5.5	x

Net Debt Plus Preferred / Adjusted EBITDA	10.6	x	11.7	x	12.0	x

Net Debt Less Securities Plus Preferred / Adjusted EBITDA	9.2	x	10.5	x	10.7	x

UMH Properties, Inc. | Second Quarter FY 2021 Supplemental Information	8

Debt Analysis

(in thousands) (unaudited)

	Six Months Ended		Year Ended
	6/30/2021	6/30/2020	12/31/2020
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages	$470,693	$372,788	$476,390
Unamortized Debt Issuance Costs	(4,479)	(3,073)	(4,913)
Mortgages, Net of Unamortized Debt Issuance Costs	$466,214	$369,715	$471,477
Loans Payable:
Unsecured Line of Credit	$45,000	$15,000	$45,000
Other Loans Payable	18,739	51,311	42,353
Total Loans Before Unamortized Debt Issuance Costs	63,739	66,311	87,353
Unamortized Debt Issuance Costs	(229)	(261)	(344)
Loans, Net of Unamortized Debt Issuance Costs	$63,510	$66,050	$87,009

Total Debt, Net of Unamortized Debt Issuance Costs	$529,724	$435,765	$558,486

% Fixed/Floating
Fixed	88.1%	85.3%	84.6%
Floating	11.9%	14.7%	15.4%
Total	100.0%	100.0%	100.0%

Weighted Average Interest Rates (1)
Mortgages Payable	3.81%	4.14%	3.81%
Loans Payable	2.23%	2.01%	2.12%
Total Average	3.62%	3.82%	3.55%

Weighted Average Maturity (Years) Mortgages Payable	5.5	5.5	6.0

(1) Weighted average interest rates do not include the effect of unamortized debt issuance costs.

UMH Properties, Inc. | Second Quarter FY 2021 Supplemental Information	9

Debt Maturity

(in thousands) (unaudited)

Total Debt
Millions
$300
$250
$200
$150
$100
$50
$-
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
Thereafter
Mortgages
Loans

As of 6/30/21:
Fiscal Year Ended	Mortgages	Loans		Total	% of Total
2021	$2,058	$7,739		$9,797	1.8%
2022	19,112	56,000	(1)	75,112	14.1%
2023	64,337	-0-		64,337	12.0%
2024	-0-	-0-		-0-	0.0%
2025	130,126	-0-		130,126	24.3%
Thereafter	255,060	-0-		255,060	47.8%

Total Debt Before Unamortized Debt Issuance Cost	470,693	63,739		534,432	100.0%

Unamortized Debt Issuance Cost	(4,479)	(229)		(4,708)

Total Debt, Net of Unamortized Debt Issuance Costs	$466,214	$63,510		$529,724

(1) Includes $45 million balance outstanding on the Company’s Line of Credit due November 2022, with an additional one-year option.

UMH Properties, Inc. | Second Quarter FY 2021 Supplemental Information	10

Securities Portfolio Performance

(in thousands)

Year Ended	Securities Available for Sale	Dividend Income	Net Realized Gain (Loss) on Sale of Securities	Net Realized Gain on Sale of Securities & Dividend Income
2010	$28,757	$1,763	$2,028	$3,791
2011	43,298	2,512	2,693	5,205
2012	57,325	3,244	4,093	7,337
2013	59,255	3,481	4,056	7,537
2014	63,556	4,066	1,543	5,609
2015	75,011	4,399	204	4,603
2016	108,755	6,636	2,285	8,921
2017	132,964	8,135	1,747	9,882
2018	99,596	10,367	20	10,387
2019	116,186	7,535	-0-	7,535
2020	103,172	5,729	-0-	5,729
2021*	115,429	2,589	(294)	2,295

		$60,456	$18,375	$78,831

*For the six months ended June 30,2021.

UMH Properties, Inc. | Second Quarter FY 2021 Supplemental Information	11

Property Summary and Snapshot

(unaudited)

	6/30/2021	6/30/2020	% Change

Communities	127	122	4.1%
Developed Sites	23,983	23,100	3.8%
Occupied	20,614	19,437	6.1%
Occupancy %	86.0%	84.1%	190	bps
Total Rentals	8,604	7,761	10.9%
Occupied Rentals	8,253	7,386	11.7%
Rental Occupancy %	95.9%	95.2%	70	bps
Monthly Rent Per Site	$468	$454	3.1%
Monthly Rent Per Home Rental Including Site	$804	$777	3.5%

State	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental
		(1)		(1)								(2)

Alabama	1	33	33	-0-	195	63	32.3%	$175	34	18	52.9%	$610
Indiana	14	1,105	880	225	3,992	3,471	86.9%	$425	1,701	1,641	96.5%	$801
Maryland	1	77	10	67	62	61	98.4%	$531	-0-	-0-	N/A	N/A
Michigan	3	153	153	-0-	740	626	84.6%	$463	261	245	93.9%	$795
New Jersey	4	349	187	162	1,006	970	96.4%	$661	46	45	97.8%	$987
New York	8	674	348	326	1,346	1,163	86.4%	$564	439	431	98.2%	$939
Ohio	37	1,837	1,384	453	6,932	5,890	85.0%	$421	2,548	2,458	96.5%	$759
Pennsylvania	51	2,180	1,822	358	7,784	6,640	85.3%	$491	2,703	2,579	95.4%	$824
South Carolina	1	24	24	-0-	142	63	44.4%	$195	30	24	80.0%	$548
Tennessee	7	539	293	246	1,784	1,667	93.4%	$468	842	812	96.4%	$810
Total as of June 30, 2021	127	6,971	5,134	1,837	23,983	20,614	86.0%	$468	8,604	8,253	95.9%	$804

(1) Total and Vacant Acreage of 220 for the Mountain View Estates property is included in the above summary.
(2) Includes home and site rent charges.

UMH Properties, Inc. | Second Quarter FY 2021 Supplemental Information	12

Same Property Statistics
(in thousands) (unaudited)

	For Three Months Ended				For Six Months Ended
	6/30/2021	6/30/2020	Change	% Change	6/30/2021	6/30/2020	Change	% Change
Community Net Operating Income

Rental and Related Income	$38,653	$34,936	$3,717	10.6%	$76,769	$69,201	$7,568	10.9%
Community Operating Expenses (1)	15,742	14,722	1,020	6.9%	31,255	29,461	1,794	6.1%

Community NOI	$22,911	$20,214	$2,697	13.3%	$45,514	$39,740	$5,774	14.5%

	As of
	6/30/2021	6/30/2020	Change

Total Sites	23,021	23,000	0.1%
Occupied Sites	20,042	19,384	658 sites, 3.4%
Occupancy %	87.1%	84.3%	280	bps
Number of Properties	122	122	N/A
Total Rentals	8,387	7,702	8.9%
Occupied Rentals	8,079	7,333	10.2%
Rental Occupancy	96.3%	95.2%	110	bps
Monthly Rent Per Site	$471	$454	3.7%
Monthly Rent Per Home Including Site	$805	$777	3.6%

Same Property includes all properties owned as of January 1, 2020, with the exception of Memphis Blues.

UMH Properties, Inc. | Second Quarter FY 2021 Supplemental Information	13

Acquisition Summary

(dollars in thousands)

At Acquisition:

Year of Acquisition	Number of Communities	Sites	Occupied Sites	Occupancy %	Purchase Price	Price Per Site	Total Acres
2018	6	1,615	1,271	79%	$59,093	$37	494
2019	4	1,495	935	62%	$56,237	$38	247
2020	2	310	197	64%	$7,840	$25	48
2021	3	543	319	59%	$18,300	$34	113

2021 Acquisitions

Community	Date of Acquisition	State	Number of Sites	Purchase Price	Number of Acres	Occupancy
Deer Run	January 8, 2021	AL	195	$4,555	33	37%
Iris Winds	January 21, 2021	SC	142	3,445	24	49%
Bayshore Estates	June 1, 2021	OH	206	10,300	56	86%
Total as of June 30, 2021			543	$18,300	113	59%

UMH Properties, Inc. | Second Quarter FY 2021 Supplemental Information	14

Definitions

Investors and analysts following the real estate industry utilize funds from operations available to common shareholders (“FFO”), normalized funds from operations available to common shareholders (“Normalized FFO”), community NOI, same property NOI, and earnings before interest, taxes, depreciation, amortization and acquisition costs (“Adjusted EBITDA”), variously defined, as supplemental performance measures. While the Company believes net income (loss) available to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. FFO also adjusts for the effects of the change in the fair value of marketable securities and gains and losses realized on marketable securities. Normalized FFO reflects the same assumptions as FFO except that it also adjusts for and certain one-time charges. Community NOI and Same Property NOI provides a measure of rental operations and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, the change in the fair value of marketable securities, and the gain or loss on the sale of marketable securities plus certain non-cash items such as real estate asset depreciation and amortization. Included in the NAREIT FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of NAREIT FFO to make an election to include or exclude gains and losses on the sale of these assets, such as marketable equity securities, and include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude the gains and losses realized on marketable securities and change in the fair value of marketable securities from our FFO calculation. NAREIT created FFO as a non-GAAP supplemental measure of REIT operating performance.

Normalized FFO is calculated as FFO excluding certain one-time charges.

Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 46.6 million and 45.0 million shares for the three and six months ended June 30, 2021, respectively, and 41.5 million and 41.6 million shares for the three and six months ended June 30, 2020, respectively. Common stock equivalents resulting from stock options in the amount of 1.2 million and 952,000 shares for the three and six months ended June 30, 2021, respectively, and 316,000 shares for the three months ended June 30, 2020, are included in the diluted weighted shares outstanding. Common stock equivalents resulting from stock options in the amount of 356,000 shares for the six months ended June 30, 2020 were excluded from the computation of the Diluted Net Income (Loss) per Share as their effect would be anti-dilutive.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. Community NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is calculated as Community NOI, using all properties owned as of January 1, 2020, with the exception of Memphis Blues.

Adjusted EBITDA is calculated as net income (loss) plus interest expense, franchise taxes, depreciation, and the change in the fair value of marketable securities.

Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO should not be considered as substitutes for net income (loss) applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | Second Quarter FY 2021 Supplemental Information	15

Press Release Dated August 4, 2021

FOR IMMEDIATE RELEASE	August 4, 2021
Contact: Nelli Madden
732-577-9997

UMH PROPERTIES, INC. REPORTS RESULTS FOR THE SECOND QUARTER ENDED

JUNE 30, 2021

FREEHOLD, NJ, August 4, 2021........ UMH Properties, Inc. (NYSE:UMH) reported Total Income for the quarter ended June 30, 2021 of $49.0 million as compared to $40.1 million for the quarter ended June 30, 2020, representing an increase of 22%. Net Income Attributable to Common Shareholders amounted to $8.4 million or $0.18 per diluted share for the quarter ended June 30, 2021 as compared to Net Income of $10.2 million or $0.25 per diluted share for the quarter ended June 30, 2020.

Funds from Operations Attributable to Common Shareholders (“FFO”), was $9.9 million or $0.21 per diluted share for the quarter ended June 30, 2021 as compared to $7.1 million or $0.17 per diluted share for the quarter ended June 30, 2020. Normalized Funds from Operations Attributable to Common Shareholders (“Normalized FFO”), was $10.3 million or $0.22 per diluted share for the quarter ended June 30, 2021, as compared to $7.1 million or $0.17 per diluted share for the quarter ended June 30, 2020.

A summary of significant financial information for the three and six months ended June 30, 2021 and 2020 is as follows (in thousands except per share amounts):

	For the Three Months Ended
	June 30,
	2021	2020

Total Income	$48,959	$40,084
Total Expenses	$39,947	$33,348
Increase in Fair Value of Marketable Securities	$9,291	$13,411
Net Income Attributable to Common Shareholders	$8,403	$10,235
Net Income Attributable to Common Shareholders per Diluted Common Share	$0.18	$0.25
FFO (1)	$9,855	$7,135
FFO (1) per Diluted Common Share	$0.21	$0.17
Normalized FFO (1)	$10,281	$7,135
Normalized FFO (1) per Diluted Common Share	$0.22	$0.17
Diluted Weighted Average Shares Outstanding	46,628	41,526

UMH Properties, Inc. | Second Quarter FY 2021 Supplemental Information	16

	For the Six Months Ended
	June 30,
	2021	2020

Total Income	$92,091	$77,657
Total Expenses	$76,135	$65,167
Increase (Decrease) in Fair Value of Marketable Securities	$19,510	$(25,182)
Net Income (Loss) Attributable to Common Shareholders	$15,242	$(32,603)
Net Income (Loss) Attributable to Common Shareholders per Diluted Common Share	$0.34	$(0.79)
FFO (1)	$18,236	$13,224
FFO (1) per Diluted Common Share	$0.41	$0.32
Normalized FFO (1)	$18,982	$13,224
Normalized FFO (1) per Diluted Common Share	$0.42	$0.32
Diluted Weighted Average Shares Outstanding	45,008	41,195

A summary of significant balance sheet information as of June 30, 2021 and December 31, 2020 is as follows (in thousands):

	June 30, 2021	December 31, 2020

Gross Real Estate Investments	$1,154,276	$1,108,483
Marketable Securities at Fair Value	$115,429	$103,172
Total Assets	$1,211,863	$1,089,413
Mortgages Payable, net	$466,214	$471,477
Loans Payable, net	$63,510	$87,009
Total Shareholders’ Equity	$652,461	$501,808

Samuel A. Landy, President and CEO, commented on the results of the second quarter of 2021.

“UMH continues to operate on all cylinders. During the quarter, we:

●	Increased Rental and Related Income by 12%;
●	Increased Community Net Operating Income (“NOI”) by 14%;
●	Increased Normalized Funds from Operations (“Normalized FFO”) by 44% and Normalized FFO per share by 29%;
●	Improved our Operating Expense ratio by 70 basis points to 43.3%;
●	Increased Same Property NOI by 15%;
●	Increased Same Property Occupancy by 280 basis points from 84.3% to 87.1%;
●	Increased our rental home portfolio by 352 homes from yearend 2020 to approximately 8,600 total rental homes, representing an increase of 4%;
●	Increased rental home occupancy by 130 basis points from 94.6% at yearend 2020 to 95.9% at quarter end;
●	Increased Sales of Manufactured Homes by 91%;
●	Acquired one community containing approximately 206 homesites for a total cost of approximately $10.3 million;
●	Increased our Total Market Capitalization by 41% year over year to $2.0 billion at quarter end;
●	Increased our Equity Market Capitalization by 94% year over year to 1.0 billion at quarter end;
●	Issued and sold approximately 3.9 million shares of Common Stock through an At-the-Market Sale Program for our Common Stock at a weighted average price of $20.37 per share, generating gross proceeds of $79.3 million and net proceeds of $78.1 million, after offering expenses;
●	Issued and sold, through At-the-Market Sale Programs for our Preferred Stock, 911,000 shares of Series D Preferred Stock at a weighted average price of $24.93 per share, generating total gross proceeds of $22.7 million and total net proceeds of $22.3 million, after offering expenses;
●	Reduced the weighted average interest rate on our mortgages payable from 4.1% to 3.8% year over year; and
●	Reduced our Net Debt to Total Market Capitalization from 34% at yearend 2020 to 22% at quarter end.”

UMH Properties, Inc. | Second Quarter FY 2021 Supplemental Information	17

Mr. Landy stated, “Our portfolio of manufactured housing communities continues to benefit from the solid fundamentals exhibited by the overall housing market. These fundamentals are driving exceptional demand for sales and rentals. Year over year, same property occupancy increased 280 basis points, to 87.1%, or 658 overall units. Sales for the quarter increased 91% over last year resulting in a sales profit of approximately $1 million for the quarter. These operating metrics have resulted in same property double digit NOI growth for the 7th quarter in a row.”

“Our operating and financial performance is now translating to the bottom line. Normalized FFO for the quarter was $0.22, an increase of 10% sequentially and 29% year over year. Our success is now starting to be recognized by the investment community. During the quarter, we reached an all time high common stock price of $23.31 and surpassed an equity market capitalization of $1 billion. Achieving this milestone should result in greater investor interest which will benefit the company and all of our shareholders. Our reduced cost of capital opens the door for additional acquisitions and development opportunities that were not previously available to us.”

“We still have the ability to organically grow earnings by filling our 3,400 vacant sites, developing expansions on our 1,800 vacant acres, earning sales profits and financing home sales. While these growth opportunities are significant, we also have the opportunity to refinance our $247 million 6.75% Series C preferred stock and our $215 million 6.375% Series D perpetual preferred stock in July of 2022 and January of 2023, respectively. Refinancing with a 4% cost of capital will result in earnings growth of approximately $0.14 on the Series C and $0.11 on the Series D.”

“UMH has a 53-year history of successfully navigating business cycles and profitably providing affordable housing. We thank our dedicated team members and investors for bringing us to this milestone.”

UMH Properties, Inc. will host its Second Quarter 2021 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Thursday, August 5, 2021 at 10:00 a.m. Eastern Time.

The Company’s 2021 second quarter financial results being released herein will be available on the Company’s website at www.umh.reit in the “Financials” section.

To participate in the webcast, select the webcast icon on the homepage of the Company’s website at www.umh.reit, in the Upcoming Events section. Interested parties can also participate via conference call by calling toll free 877-513-1898 (domestically) or 412-902-4147 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, August 5, 2021. It will be available until November 1, 2021 and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10157187. A transcript of the call and the webcast replay will be available at the Company’s website, www.umh.reit.

UMH Properties, Inc. | Second Quarter FY 2021 Supplemental Information	18

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 127 manufactured home communities containing approximately 24,000 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana, Michigan, Maryland, Alabama and South Carolina. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Note:

(1)	Non-GAAP Information: We assess and measure our overall operating results based upon an industry performance measure referred to as Funds from Operations Attributable to Common Shareholders (“FFO”), which management believes is a useful indicator of our operating performance. FFO is used by industry analysts and investors as a supplemental operating performance measure of a REIT. FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (loss) attributable to common shareholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, the change in the fair value of marketable securities, and the gain or loss on the sale of marketable securities plus certain non-cash items such as real estate asset depreciation and amortization. Included in the NAREIT FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of NAREIT FFO to make an election to include or exclude gains and losses on the sale of these assets, such as marketable equity securities, and include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude the gains and losses realized on marketable securities investments and the change in the fair value of marketable securities from our FFO calculation. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance. We define Normalized Funds from Operations Attributable to Common Shareholders (“Normalized FFO”), as FFO excluding certain one-time charges. FFO and Normalized FFO should be considered as supplemental measures of operating performance used by REITs. FFO and Normalized FFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO and Normalized FFO and, accordingly, our FFO and Normalized FFO may not be comparable to all other REITs. The items excluded from FFO and Normalized FFO are significant components in understanding the Company’s financial performance.

FFO and Normalized FFO (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as alternatives to net income (loss) as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity.

The reconciliation of the Company’s U.S. GAAP net loss to the Company’s FFO and Normalized FFO for the three and six months ended June 30, 2021 and 2020 are calculated as follows (in thousands):

	Three Months Ended		Six Months Ended
	6/30/21	6/30/20	6/30/21	6/30/20
Net Income (Loss) Attributable to Common Shareholders	$8,403	$10,235	15,242	$(32,603)
Depreciation Expense	11,184	10,272	22,192	20,499
(Gain) Loss on Sales of Depreciable Assets	(5)	39	18	146
(Increase) Decrease in Fair Value of Marketable Securities	(9,291)	(13,411)	(19,510)	25,182
(Gain) Loss on Sales of Marketable Securities, net	(436)	-0-	294	-0-
FFO Attributable to Common Shareholders	9,855	7,135	18,236	13,224
Non- Recurring Other Expense (2)	426	-0-	746	-0-
Normalized FFO Attributable to Common Shareholders	$10,281	$7,135	$18,982	$13,224

The diluted weighted shares outstanding used in the calculation of FFO per Diluted Common Share and Normalized FFO per Diluted Common Share were 46.6 million and 45.0 million shares for the three and six months ended June 30, 2021, respectively, and 41.5 million and 41.6 million shares for the three and six months ended June 30, 2020, respectively. Common stock equivalents resulting from stock options in the amount of 1.2 million and 952,000 shares for the three and six months ended June 30, 2021 and 316,000 shares for the three months ended June 30, 2020, are included in the diluted weighted shares outstanding. Common stock equivalents resulting from stock options in the amount of 356,000 shares for the six months ended June 30, 2020 were excluded from the computation of the Diluted Net Income (Loss) per Share as their effect would be anti-dilutive.

The following are the cash flows provided (used) by operating, investing and financing activities for the six months ended June 30, 2021 and 2020 (in thousands):

	2021	2020
Operating Activities	$33,203	$30,992
Investing Activities	(49,573)	(44,689)
Financing Activities	90,036	11,938

(2)	Consists of special bonus and restricted stock grants for the August 2020 groundbreaking Fannie Mae financing, which is being expensed over the vesting period.

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UMH Properties, Inc. | Second Quarter FY 2021 Supplemental Information	19